UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2021

Talos Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38497	82-3532642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Clay Street, Suite 3300 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 328-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	TALO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Talos Energy Inc. (the “Company”) held on May 11, 2021, the Company’s stockholders approved the Talos Energy Inc. 2021 Long Term Incentive Plan (the “2021 LTIP”), which had previously been approved by the board of directors of the Company (the “Board”). No further awards will be granted under the Talos Energy Inc. Long Term Incentive Plan (the “2018 LTIP”).

The 2021 LTIP provides for potential grants of: (i) incentive stock options qualified as such under U.S. federal income tax laws (“ISOs”), (ii) stock options that do not qualify as ISOs (together with ISOs, “Options”), (iii) stock appreciation rights (“SARs”), (iv) restricted stock awards, (v) restricted stock units, (vi) awards of vested stock, (vii) dividend equivalents, (viii) other stock-based or cash awards and (ix) substitute awards (collectively, the “Awards”). Employees, non-employee directors and consultants of the Company and its affiliates are eligible to receive awards under the 2021 LTIP.

Subject to adjustment in the event of any distribution, recapitalization, stock split, merger, consolidation or other corporate event, the aggregate number of shares of the Company’s common stock that may be issued pursuant to Awards under the 2021 LTIP is equal to 8,639,415, and all such shares will be available for issuance upon the exercise of ISOs. The number of shares that may be issued pursuant to the 2021 LTIP is also subject to the share recycling and adjustment provisions described below.

If all or any portion of an Award, including an award granted under the 2018 LTIP that is outstanding as of the effective date of the 2021 LTIP (a “Prior Award”), expires or is cancelled, forfeited, exchanged, settled for cash or otherwise terminated without the actual delivery of shares, any shares subject to such Award or Prior Award will again be available for new Awards under the 2021 LTIP. A maximum of 2,911,299 shares of the Company’s common stock could become available for new Awards under the 2021 LTIP in addition to the 8,639,415 shares reserved under the 2021 LTIP in the unlikely event that all outstanding Prior Awards are cancelled, forfeited, exchanged, settled for cash or otherwise terminated without delivery of shares.

Any shares withheld or surrendered in payment of any taxes relating to Awards granted under the 2021 LTIP (other than Options or SARs) will be again available for new Awards under the 2021 LTIP. However, any shares (i) withheld or surrendered in payment of the exercise or purchase price or taxes related to an Option or SAR or (ii) repurchased on the open market with the proceeds from the exercise price of an Option, in each case, granted under the 2021 LTIP, will not be available for new Awards under the 2021 LTIP. Further, shares (x) tendered or withheld in payment of any exercise or purchase price of a Prior Award or taxes relating to a Prior Award, (y) subject to a stock option or stock appreciation right that was a Prior Award but were not issued or delivered as a result of the net settlement or net exercise of such stock option or stock appreciation right, or (z) repurchased on the open market with the proceeds of a stock option’s exercise price where such stock option was a Prior Award, in each case, granted under the 2018 LTIP, will not become available for new Awards under the 2021 LTIP.

The preceding summary of the 2021 LTIP does not purport to be a complete description of all provisions of the 2021 LTIP and should be read in conjunction with, and is qualified in its entirety by reference to, the complete text of the 2021 LTIP, which is filed herewith as Exhibit 10.1 and is incorporated into this Item 5.02 by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting the Company’s stockholders were asked to consider and vote upon the following four proposals: (1) to elect four Class III directors to serve on the Board for a term of office expiring at the Company’s 2024 Annual Meeting of Stockholders, (2) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year, (3) to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers for the 2020 fiscal year, and (4) to approve the 2021 LTIP as disclosed in the Company’s definitive proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on April 6, 2021 (the “Proxy Statement”). The following are the final voting results for the proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Proxy Statement:

1.

The Class III directors that were up for election at the Annual Meeting were each elected for a three-year term expiring at the Company’s 2024 Annual Meeting of Stockholders, and until their successors are elected and qualified or until their earlier death, resignation or removal. Votes regarding the election of these directors were as follows:

NOMINEE	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
Mr. Neal P. Goldman	43,189,932	12,339,204	16,401	4,022,151
Mr. Rajen Mahagaokar	43,283,697	12,232,593	29,247	4,022,151
Ms. Paula R. Glover	55,119,203	374,950	51,384	4,022,151
Ms. Christine Hommes	46,108,416	9,417,303	19,818	4,022,151

2.	Ernst & Young LLP was ratified as the Company’s independent registered public accounting firm for the 2021 fiscal year. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
59,440,962	79,899	46,827

3.	The Board proposal seeking approval, on an advisory basis, of the compensation of the Company’s named executive officers for the 2020 fiscal year was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
54,895,733	342,745	307,059	4,022,151

4.	The Company’s 2021 Long Term Incentive Plan was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
53,799,380	1,437,357	308,800	4,022,151

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Talos Energy Inc. 2021 Long Term Incentive Plan.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2021

TALOS ENERGY INC.

By:	/s/ William S. Moss III
Name:	William S. Moss III
Title:	Executive Vice President, General Counsel and Secretary

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